                                                                  Exhibit 10.25







                          GENESIS HEALTH VENTURES, INC.





                          REGISTRATION RIGHTS AGREEMENT




                              Dated October 2, 2001



1.       Introduction...................................................................................1

2.       Registration under Securities Act, etc.........................................................1

2.1               Shelf Registration Statement..........................................................1

2.2               Registration Procedures...............................................................4

2.3               Preparation; Reasonable Investigation.................................................6

2.4               Indemnification.......................................................................6

3.       Definitions...................................................................................10

4.       Rules 144.....................................................................................12

5.       Amendments and Waivers........................................................................12

6.       Nominees for Beneficial Owners................................................................12

7.       Notices.......................................................................................13

8.       Assignment....................................................................................14

9.       Descriptive Headings..........................................................................14

10.      GOVERNING LAW.................................................................................14

11.      Counterparts..................................................................................14

12.      Entire Agreement..............................................................................14

13.      SUBMISSION TO JURISDICTION....................................................................15

14.      Severability..................................................................................15


                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of October 2, 2001, between Genesis Health Ventures, Inc., a Pennsylvania corporation (the "Company"), and Goldman Sachs & Co., a Delaware corporation, and Highland Capital Management L.P. (each an "Investor" and together, the "Investors").

                  1. Introduction. Pursuant to the Joint Plan of Reorganization of Genesis Health Ventures, Inc. and its affiliated Debtors and Debtors in Possession (the "Plan"), dated July 6, 2001, the Company has agreed, among other things, to issue new senior notes in the aggregate principle amount of $ 242,605,000 of the Company (the "New Senior Notes"). This Agreement shall become effective upon the issuance of such securities pursuant to the Plan. Certain capitalized terms used in this Agreement are defined in Section 3 hereof; references to sections shall be to sections of this Agreement.

                  WHEREAS, the Company has agreed to grant to Investors the registration rights set forth herein.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  2. Registration under Securities Act, etc.

                     2.1      Shelf Registration Statement

                              (a) Request. An Investor holding New Senior Notes
of at least $24,260,500 in aggregate principle amount which constitute Registrable Securities, or Investors holding New Senior Notes of at least $48,521,000 in aggregate principle amount which constitute Registrable Securities, may request, in writing, registration under the Securities Act, of all or part of their Registrable Securities. Within 10 days after receipt of such request, the Company will give notice of such request to the other Investors. Any Investor that sells or disposes of securities covered by a registration statement affected by the Company pursuant to this Agreement is referred to herein as a "Participating Investor." The Company will include in such registration, all Registrable Securities held by any Participating Investor with respect to which the Company has received a written request for inclusion therein within 15 days after the receipt of the Company's notice.

                              (b) Filing. The Company agrees to prepare and, not
later than 90 days following the date in which it would receive a written request pursuant to Section 2.1(a) hereof, to file with the Commission, one registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adapted by the Commission, covering all of the Registrable Securities held by the Participating Investors (the "Shelf Registration Statement"). The Shelf Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form selected by the Company permitting registration of such Registrable Securities for resale by the Participating Investors in the manner or manners reasonably designated by them (not including underwritten offerings). The Company shall use all reasonable efforts to cause the Shelf Registration Statement to be declared effective pursuant to the Securities Act within 165 days after the date a request for registration is made, and to keep the Shelf Registration Statement continuously effective under the Securities Act until the earlier of (i) the date on which all the New Senior Notes covered by such registration statement have been disposed of or otherwise cease to be Registrable Securities and (ii) such date on which such registration statement has been effective for a period of twenty four (24) months, (the "Effectiveness Period").

                              (c) Limitation on Shelf Registration Statement. In
no event shall the Company be required to effect more than one registration statement pursuant to this Agreement.

                              (d) Selling Securityholder Information. The
Company may require each Participating Investor to furnish to the Company such information regarding the Participating Investor and the distribution of the Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such registration the Registrable Securities of any Participating Investor that fails to furnish such information within a reasonable time after receiving such request. Each Investor agrees to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Investor not misleading.

                              (e) Expenses. The Company will pay all
Registration Expenses in connection with the Shelf Registration Statement.

                              (f) Exceptions to Registration. Notwithstanding
anything in this Agreement to the contrary, the Company shall not be obligated to take any action to effect a registration statement pursuant to this
Agreement:

                                  (i) During the period starting with the date
forty-five (45) days prior to the Company's estimated date of filing of, and ending on the ninetieth (90th) day immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                  (ii) If the Company determines in good faith
that the registration and distribution of Registrable Securities (or the use of the Shelf Registration Statement or related prospectus) would (i) materially and adversely interfere with any previously announced business combination transaction involving the Company or (ii) result in the premature disclosure of any pending financing, acquisition, corporate reorganization or any other corporate development involving the Company or any of its subsidiaries, and, in either such event, the Company shall promptly give Participating Investors written notice of such determination, then the Company shall be entitled to (x) postpone the filing of the Shelf Registration Statement, or (y) postpone the effectiveness of the Shelf Registration Statement, or (z) elect that the effective Shelf Registration Statement not be used, in either case for a reasonable period of time, but not to exceed ninety (90) days after the date of such written notice (a "Blackout Period"); provided that the Company may not exercise this deferral right more than once per twelve (12) month period. Any such written notice shall contain a general statement of the reasons for such postponement or restriction on use and an estimate of the anticipated delay. The Company shall promptly notify each Participating Investor of the expiration or earlier termination of such Blackout Period.

                              (g) Objection by Participating Investor. The
Company will not file any registration statement covering the Registrable Securities or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which Participating Investor shall reasonably object, provided that the Company may file such document in a form required by law or upon the advice of its counsel.

                              (h) Upon (A) the issuance by the Commission of a
stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of proceedings with respect to the Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a "Material Event") as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (including, in any such case, as a result of the non-availability of financial statements), or (C) the occurrence or existence of any pending corporate development that, in the judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the related prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as practicable prepare and file a post-effective amendment to such Shelf Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use all reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and (ii) give notice to the Participating Investors that the availability of the Shelf Registration Statement is suspended (a "Deferral Notice") and, upon receipt of any Deferral Notice, no Participating Investor shall be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Participating Investor's receipt of copies of the supplemented or amended prospectus provided for in clause (i) above, or until such Participating Investor is advised in writing by the Company that the prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company will use reasonable efforts to ensure that the use of the prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (C) above, as soon as, in the discretion of the Company, such suspension is no longer appropriate.

                              (i) Discontinued Use of Prospectus. The Investors
agree by acquisition of the Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in
Section 2.1(h) hereof, the Participating Investors will forthwith discontinue their respective dispositions of Registrable Securities pursuant to the Shelf Registration Statement until each such Participating Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.1(h) hereof and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Investor's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                              (j) Information Regarding Participating Investors.
If the Shelf Registration Statement refers to any Participating Investor by name or otherwise as the holder of any securities of the Company, then such Investor shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Investor, to the effect that the holding by such Investor of such securities is not to be construed as a recommendation by such Investor of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Investor will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Investor by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Investor.

                  2.2 Registration Procedures. If and whenever the Company is required to effect a Shelf Registration Statement as provided in Sections 2.1, the Company shall, as expeditiously as possible:

                              (i) furnish before filing such registration
statement or any amendments thereto, copies of all such documents proposed to be filed to the counsel selected by the Participating Investors, which documents will be subject to the review of such counsel;

                              (ii) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such registration statement until the end of the Effectiveness Period.

                              (iii) furnish to each Participating Investor such
number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such Participating Investor, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

                              (iv) use its best efforts to register or qualify
all Registrable Securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                              (v) use its best efforts to cause all Registrable
Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                              (vi) furnish to each Participating Investor a
signed counterpart, addressed to such Participating Investor, of (x) an opinion of counsel for the Company, dated the effective date of such registration statement, reasonably satisfactory in form and substance to such Participating Investor, and (y) a "comfort" letter (or, in the case of any such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards No. 72, an "agreed upon procedures" letter), dated the effective date of such registration statement, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities (with, in the case of an "agreed upon procedures" letter, such modifications or deletions as may be required under Statement on Auditing Standards No. 35) and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as the Participating Investors may reasonably request;

                              (vii) notify each Participating Investor, promptly
and confirm such advice in writing promptly thereafter (v) when such registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective; (w) of any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information; (x) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings by any Person for that purpose; and (y) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                              (viii) notify each Participating Investor, at any
time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any Participating Investor promptly prepare and furnish to such Participating Investor, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                              (ix) make every reasonable effort to obtain the
withdrawal of any order suspending the effectiveness of such registration statement at the earliest possible moment;

                              (x) otherwise use its best efforts to comply with
all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each Participating Investor at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus related thereto and shall not file any thereof to which such Participating Investor shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                              (xi) make available for inspection by a
representative or representatives of each Participating Investor and any attorney or accountant retained by any Participating Investor (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration in order to permit a reasonable investigation within the meaning of Section 11 of the Securities Act;

                              (xii) provide and cause to be maintained a
transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement; and

                              (xiii) use its best efforts to provide a CUSIP
number for the Registrable Securities, not later than the effective date of such registration statement.

                  2.3 Preparation; Reasonable Investigation. In connection with the preparation and filing of the Shelf Registration Statement pursuant to this Agreement, the Company will give any Participating Investor, their counsel and accountants, the opportunity to participate in the preparation of such registration statement, each related prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Investors' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  2.4 Indemnification.

                      (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless a Participating Investor, its directors and officers, and each other Person, if any, who controls such Participating Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Participating Investor or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Participating Investor and each such director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by a Participating Investor specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Participating Investor or any such director, officer, or controlling person and shall survive the transfer of such securities by any Participating Investor.

                      (b) Indemnification by Investor. The Company may require, as a condition to including any Registrable Securities in the Shelf Registration Statement, that the Company shall have received an undertaking satisfactory to it from each Participating Investor, severally and not jointly, will indemnify and hold harmless the Company (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.4) each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Participating Investor specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and, subject to the limitation set forth immediately preceding this clause, shall reimburse the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by Investor.

                      (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                      (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.4 (with appropriate modifications) shall be given by the Company and any Participating Investor with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                      (e) Indemnification Payments. The indemnification required by this Section 2.4 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                      (f) Contribution. If the indemnification provided for in the preceding subdivisions of this Section 2.4 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability. In determining the amount of contribution to which the indemnified party is entitled, there shall be considered with respect to any Persons involved the relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision
(a) of this Section 2.4, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this Section 2.4 had been available under the circumstances.

                  The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by pro rata allocation (even if a Participating Investor were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this Section 2.4, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this subdivision (f), no Participating Investor shall be required to contribute any amount in excess of the amount by which in the case of a Participating Investor, the net proceeds received from the sale of Registrable Securities has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  3. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                           Agreement.  As defined in the introductory paragraph
                  of this Agreement.

                           Blackout Period.  As defined in Section 2.1(f).

                           Commission:  The Securities and Exchange Commission
                  or any other Federal agency at the time administering the Securities Act.

                           Company:  As defined in the introductory paragraph of
                  this Agreement.

                           Deferral Notice:  As defined in Section 2.1(h).

                           Effectiveness Period:  As defined in Section 2.1(b).

                           Exchange Act: The Securities Exchange Act of 1934, or
                  any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                           Inspector.  As defined in Section 2.2.

                           Investor: As defined in the introductory paragraph of
                  this Agreement.

                           Material Event:  As defined in Section 2.1(h).

                           New Senior Notes:  As defined in Section 1.

                           Participating Investor:  As defined in Section
                  2.1(a).

                           Person: A corporation, an association, a partnership,
                  an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

                           Plan: As defined in Section 1.

                           Records.  As defined in Section 2.2.

                           Registrable Securities: Any New Senior Notes issued
                  to any Investor pursuant to the Plan. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (d) they shall be sold by the applicable Investor to the public pursuant to Section 1145 of title 11 of the United States Code, as amended, or (e) they shall have ceased to be outstanding. Notwithstanding anything herein to the contrary, the registration rights granted hereunder shall terminate as to each Investor and with respect to such New Senior Notes upon the date that such notes are no longer Registrable Securities.

                           Registration Expenses: All expenses incident to the
                  Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of one (1) counsel representing all Investors and accountants retained by Investors, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                           Securities Act: The Securities Act of 1933, or any
                  similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

                           Shelf Registration Statement: As defined in Section
                  2.1(b).

                  4. Rules 144. The Company shall use its best efforts to file in a timely manner the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any Investor, make publicly available other information) and will take such further action as such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Investor, the Company will deliver to such Investor a written statement as to whether it has complied with the requirements of this Section 4.

                  5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of each Investor. Investors shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

                  6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  7. Notices. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of the Company, addressed in the manner set forth below, or (b) in the case of any other Person, at the address that such Person shall have furnished to the Company in writing.

                               If to the Company:

                               Genesis Health Ventures, Inc.
                               101 East State Street
                               Kennett Square
                               Pennsylvania
                               Facsimile:
                               Attn:  James J. Wankmiller, Esq.


                               If to the Investors:

                               At the address provided to the Company:
                               [Address]
                               Facsimile:
                               Attn:


Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above, provided that any such notice, request or communication to Investor shall not be effective until receipt is acknowledged in a writing reasonably satisfactory to both parties.

                  8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. This Agreement shall not be assigned by any Investor, provided that an Investor shall have the right, upon prior written notice to the Company, to assign its rights and obligations under the Agreement to a purchaser of Registrable Securities from such Investor that purchases either (1) the entire amount of such Investor's initial issuance of New Senior Notes under the Plan or (2) New Senior Notes of aggregate principle amount equal to at least three and a half percent (3.5%) of the aggregate principle amount of the then outstanding New Senior Notes.

                  9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                  10. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS. THE PARTIES HERETO WAIVE THEIR RIGHT TO A JURY TRIAL WITH RESPECT TO DISPUTES HEREUNDER.

                  11. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  12. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and Investor relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  13. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE COMPANY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO THE COMPANY BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE COMPANY AT ITS ADDRESS SPECIFIED IN SECTION 7. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

                  14. Severability. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, illegal or unenforceable the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, illegal or unenforceable, shall not be affected thereby.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                  GENESIS HEALTH VENTURES, INC.


                                  By  /s/ James V. McKeon
                                      ------------------------------------------
                                      Name: James V. McKeon
                                      Title: Senior Vice President and Corporate
                                             Controller


                                  GOLDMAN SACHS & CO..


                                  By  /s/ John Urban
                                      ------------------------------------------
                                      Name: John Urban
                                      Title: Managing Director


                                  HIGHLAND CAPITAL MANAGEMENT L.P.


                                  By  /s/ Mark K. Okade
                                      ------------------------------------------
                                      Name: Mark K. Okade CFA
                                      Title: Executive Vice President
                                             Highland Capital Management L.P.